SERVICER'S CERTIFICATE
   CHEVY CHASE AUTO RECEIVABLES TRUST 1997-3
   6.20 % AUTO RECEIVABLES BACKED CERTIFICATES, CLASS A
   9.00 % AUTO RECEIVABLES BACKED CERTIFICATES, CLASS B

   Distribution Date:    August 20, 1998
   Collection Period:    July, 1998
   Record Date:          August 19, 1998

        Under the pooling and Servicing Agreement, dated as of September 1, 1997, between Chevy Chase Bank,
   F.S.B. (as "Seller  and "Servicer") and First Bank
   National Association, as trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Auto Receivables
   Trust 1997-3 (the "Trust") during the previous month.
   The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


   A.   Information Regarding the Current Monthly Distribution.
        1.  Certificates
            (a) The Aggregate amount of the
                distribution to Class A
                Certificateholders on the
                Distribution Date Set forth above .....$   5,664,496.16

            (b) The amount of the distribution
                set forth in paragraph (a)
                above allocable to principal,
                including any overdue principal .......$   4,936,984.02

            (c) The amount of the distribution
                set forth in paragraph (a) above
                allocable to interest, including
                any overdue interest ..................$     727,512.14

            (d) The Aggregate amount of the
                distribution to Class B
                Certificateholders on the
                Distribution Date Set forth above .....$     219,066.66

            (e) The amount of the distribution
                set forth in paragraph (d)
                above allocable to principal,
                including any overdue principal .......$     175,063.91

            (f) The amount of the distribution
                set forth in paragraph (d) above
                allocable to interest, including
                any overdue interest ..................$      44,002.75

            (g) The Insured Payments, if any, with
                respect of such Distribution
                Date ..................................$           0.00

            (h) The Premium Amount with
                respect of such Distribution
                Date ..................................$       9,624.26

            (i) The amount of the distribution
                set forth in paragraph (a) above,
                per Class A Certificate in a principal
                amount of $1,000 ......................$     29.2060107

            (j) The amount of the distribution
                set forth in paragraph (b) above,
                per Class A Certificate in a principal
                amount of $1,000 ......................$     25.4549750

            (k) The amount of the distribution
                set forth in paragraph (c) above,
                per Class A Certificate in a principal
                amount of $1,000 ......................$      3.7510357

            (l) The amount of the distribution
                set forth in paragraph (d) above,
                per Class B Certificate in a principal
                amount of $1,000 ......................$     27.1080626

            (m) The amount of the distribution
                set forth in paragraph (e) above,
                per Class B Certificate in a principal
                amount of $1,000 ......................$     21.6630109

            (n) The amount of the distribution
                set forth in paragraph (f) above,
                per Class B Certificate in a principal
                amount of $1,000 ......................$      5.4450518

            (o) The amount of the distribution
                set forth in paragraph (g) above,
                per Class A Certificate in a principal
                amount of $1,000 ......................$      0.0000000

            (p) The Class A Certificate Principal Balance
                as of such Distribution Date (after
                giving effect to any distribution on
                such Distribution Date) ...............$ 135,871,817.38

            (q) The Class B Certificate Principal Balance
                as of such Distribution Date (after
                giving effect to any distribution on
                such Distribution Date) ...............$   5,661,325.72

            (r) Reserve Account
                Withdrawal Amount......................$           0.00

            (s) The balance of the Reserve Account,
                after effect to distributions
                and deposits and the change in
                balances from that of the prior
                Distribution Date .....................$   4,594,993.46

            (t) Yield Maintenance
                Withdrawal Amount......................$       5,204.68

            (u) The balance of the Yield
                Maintenance Account , after
                giving effect to distributions
                from the prior Distribution
                Date ..................................$      83,871.59

            (v) Monthly Servicing Fee                  $     232,236.74

            (w) Monthly Trustee's Fee                  $         330.02

            (x) Principal Carryover
                Shortfalls (and change
                from prior distribution date)
                Class A................................$           0.00
                Class B................................$   1,511,745.60

            (y) Interest Carryover
                Shortfalls (and change
                from prior distribution date)
                Class A................................$           0.00
                Class B................................$      35,981.49

            (z) Amounts otherwise
                Distributable to the Class B
                Certificateholders distributed
                to the Class A Certificateholders
                or deposited into the Reserve
                Account................................$     695,455.80

            (aa)Aggregate of all Purchase
                Amounts received on the
                Related Determination Date.............$           0.00

            (bb)Aggregate amount received
                with respect to Defaulted
                Receivables, including Liquidation
                Proceeds, during the related
                Collection Period......................$      33,757.26

            (cc)The Reimbursement Amount
                for such Distribution Period...........$           0.00

   B.   Information Regarding the Performance of the Trust
        1.  Net losses, Delinquencies and Pool Balance

            (a) The Aggregate Net Losses on
                the Receivables for the
                related Collection Period..............$     431,292.71

            (b) Delinquency Percentage
                relating to such Distribution
                Date...................................$           8.50%

            (c) The aggregate Principal Balance
                of all Receivables which were
                delinquent 30 days or more
                as of the last day of the related
                Collection Period......................$  12,218,362.09

            (d) The Pool Balance as of the
                end of the related
                Collection Period......................$ 141,533,143.10

            (e) The Class A Pool Factor
                as of the end of the related
                Collection Period......................$      0.7005519

            (f) The Class B Pool Factor
                as of the end of the related
                Collection Period......................$      0.7005519

        Weighted average annual percentage rate (1)               14.36%

        Weighted average remaining term to maturity (1)           46.39







        (1) Weighted by current balance.



                         CHEVY CHASE BANK, F.S.B.
                         Auto Trust 1997-3  Servicer


                         Mark A. Holles
                         Vice President